Property, plant and equipment, net (Tables)	3 Months Ended
Mar. 31, 2022
Property, plant and equipment, net
Schedule of property, plant and equipment

	3/31/2022	12/31/2021

	(€ in thousands)
Land, buildings and leasehold improvements	17,550	18,048
Plant and machinery	4,117	4,329
Other facilities, factory and office equipment	861	894
Assets under construction and prepayments made	621	448
Total	23,149	23,719
Thereof pledged assets of Property, Plant and Equipment	12,080	12,261